UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2020
ACCO BRANDS CORPORATION
(Exact name of registrant as specified in its charter)
____________________________

Delaware	001-08454	36-2704017
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Four Corporate Drive
Lake Zurich, Illinois 60047
(Address of Registrant’s Principal Executive Office, Including Zip Code)

Registrant's telephone number, including area code: (847) 541-9500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ACCO	NYSE

Section 5 - Corporate Governance and Management

Item 5.07. - Submission of Matters to a Vote of Security Holders.

At the 2020 Annual Meeting, the Company's stockholders (i) elected the ten director nominees listed below to serve as directors for a term of one year expiring at the 2021 annual meeting of stockholders or until their successors are duly elected and qualified; (ii) ratified the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for 2020; and (iii) approved, by a non-binding advisory vote, the compensation of the Company’s named executive officers. Set forth below are the voting results for these proposals:

Item 1:	The election of ten directors for a one-year term expiring at the 2021 Annual Meeting of Stockholders

	For	Withheld	Abstain	Broker Non-Votes
James A. Buzzard	80,177,022	445,203	113,832	6,098,163
Kathleen S. Dvorak	80,195,709	397,855	142,493	6,098,163
Boris Elisman	77,413,164	3,242,136	80,757	6,098,163
Pradeep Jotwani	79,336,573	1,082,570	316,914	6,098,163
Robert J. Keller	80,095,822	558,811	81,424	6,098,163
Thomas Kroeger	80,038,943	544,593	152,521	6,098,163
Ron Lombardi	80,018,304	564,256	153,497	6,098,163
Graciela I. Monteagudo	79,608,406	978,101	149,550	6,098,163
Hans Michael Norkus	78,611,613	1,968,533	155,911	6,098,163
E. Mark Rajkowski	80,183,204	397,995	154,858	6,098,163

Item 2:	The ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for 2020:

For	Against	Abstain	Broker Non-Votes
85,777,006	996,216	60,998	0

Item 3:	The approval, by non-binding advisory vote, of the compensation of the Company's named executive officers:

For	Against	Abstain	Broker Non-Votes
79,035,666	1,482,449	217,942	6,098,163

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

(d)    Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO Brands Corporation (Registrant)
Date:	May 22, 2020	By:	/s/ Pamela R. Schneider
Name: Pamela R. Schneider
Title: Senior Vice President, General Counsel
and Corporate Secretary

INDEX TO EXHIBITS

Exhibit
Number        Description of Exhibit

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)